POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                   Richard A. Clarke
                                   -----------------
                                       DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                   Kenneth T. Derr
                                   ---------------
                                       DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                   Allen F. Jacobson
                                   -----------------
                                        DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                   George F. Jewett, Jr.
                                   ---------------------
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                    Richard M. Morrow
                                    -----------------
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                    Vivian W. Piasecki
                                    ------------------
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                        Toni Rembe
                                        ----------
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                       Reuben F. Richards
                                       ------------------
                                            DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                       Richard M. Rosenberg
                                       --------------------
                                             DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                       Robert G. Schwartz
                                       ------------------
                                            DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                       Charles R. Weaver
                                       -----------------
                                            DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                   Frederick T. Weyerhaeuser
                                   -------------------------
                                           DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, Richard B. Madden or John M. Richards, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 24th day of FEBRUARY, 1994.




                                   William T. Weyerhaeuser
                                   -----------------------
                                           DIRECTOR